Exhibit 10.3


                CONSTRUCTION AND LAND ACQUISITION LOAN AGREEMENT

     THIS AGREEMENT, made and entered into as of the 30th day of March, 2004, by and between CCI Southeast, LLC, a Colorado limited liability company, ("Lender"), and Cross Country Properties III, LLC, a Georgia limited liability company, (the "Borrower").

                               W I T N E S S E T H
                               -------------------

     In consideration of the mutual covenants and agreements hereinafter set forth, Lender agrees to make and Borrower agrees to accept a loan in accordance with, and subject to, the terms and conditions hereinafter set forth, as of the 30th day of March, 2004.

                                    ARTICLE 1
                              Terms and Definitions
                              ---------------------

     In addition to the other terms hereinafter defined, the following terms shall have the meanings set forth in this Article:

     1.21 Architect. Collectively, the persons or entities who will enter into a contract with the Borrower with respect to the design and construction of the Improvements.

     1.22 Architectural Contract. The architectural contract to be entered into between Borrower and Architect concerning the design and construction of the Improvements.

     1.23 Borrower. Cross Country Properties III, LLC, a Georgia limited liability company, with a business address of 6863 Glenlake Parkway, Suite E, Atlanta, GA 30328.

     1.24 Completion Date. Nine (9) months from the date of execution of this Agreement.

     1.25 Construction and Development Costs. The entire estimated costs (including "soft" costs as well as "hard" costs) incurred and to be incurred by Borrower in connection with the acquisition of the Land and the construction and development of the Improvements, as set forth in the cost breakdown and estimate attached hereto as Exhibit "A" and by this reference made a part hereof, as said cost breakdown and estimate may hereafter be amended from time to time with the prior written approval of Lender.

     1.26 Construction and Contract. The construction contract to be entered into between Borrower and Contractor providing for the construction of the Improvements.

     1.27 Contractor. Collectively, the persons or parties who will enter into contracts with the Borrower for construction of all or any portion of the Improvements.

     1.28 Draw Request. As defined in Article 5 hereof.

     1.29 Event of Default. As defined in Article 6 hereof.

     1.30 Governmental Authority. The United States, the state in which the Land is situated and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them.

1.31 Improvements. A retail building with approximately 7,000 square feet to be constructed on Tract 2 of the Land, and all utilities and other improvements on Tract 2 and Tract 3 of the Land related thereto, in accordance with the Plans and Specifications in a development, to be known as "The Advance Auto-Palmetto Site."

     1.32 Land. The real property described in Exhibit "B" attached hereto and by this reference made a part hereof

     1.33 Lender. CCI Southeast LLC, a Colorado limited liability limited company, with its business address at 1440 Blake Street, Suite 310, Denver, Colorado 80202.

     1.34 Lender's Inspector. At the option of Lender, either an employee or officer of Lender or an independent architect or engineer.

     1.35 Loan. The construction loan which is the subject of this Agreement;

     1.36 Loan Amount. Six Hundred Thousand and No/100 Dollars ($600,000).

     1.37 Loan Documents. Collectively, this Agreement, the documents referred to in Article 2 and all other documents and instruments evidencing or securing or otherwise relating to the Loan.

     1.38 Plans and Specifications. The plans and specifications for the Improvements to be prepared by Architect.

     1.39 Property. Collectively, the Land and the Improvements.

     1.40 Requirements. All laws, rules and regulations of all Governmental Authorities which apply to the construction and operation of the Improvements.

                                    ARTICLE 2
                                 Loan Documents
                                 --------------

     Borrower has duly authorized, executed and delivered to Lender the following documents:

     2.6 Note. Promissory Note (hereinafter referred to as the "Note") payable to the order of Lender, dated of even date herewith and in the principal face amount of the Loan Amount

     2.7 Security Deed. Deed to Secure Debt and Security Agreement with Assignment of Rents (hereinafter referred to as the "Security Deed") in favor of Lender, dated of even date herewith and conveying the Property to secure the indebtedness evidenced by the Note; which Security Deed is to be recorded in the appropriate public records of the county in which the Land lies on or about the date hereof.

     2.8 Financing Statement. UCC Financing Statements in favor of Lender giving notice of the security agreement contained in the Security Deed; which Financing Statements are to be recorded in the appropriate public records of Fulton County in which the Land lies and the County which is the principal place of business of the Borrower, if different, on or about the date hereof.

     2.9 Assignment of Leases. Assignment of Leases hereto by Borrower in favor of Lender dated of even date herewith to secure the indebtedness evidenced by the Note, which is to be recorded in the appropriate public records of the County in which the Land lies on or about the date hereof.

     2.10 Assignment of Contract Documents. Assignment of contract documents, dated of even date herewith.

                                    ARTICLE 3
                             Warranties of Borrower
                             ----------------------

     Borrower hereby warrants to Lender as follows.

     3.18 Validity of Loan Documents. That the Loan Documents are in all respects legal, valid and binding in accordance with their terms and grant to Lender a direct, valid and enforceable first lien on and security title in and to the Property and the personality located thereon.

     3.19 Priority of Lien on Personality. That no chattel mortgage, bill of sale, security agreement, financing statement or other title retention agreement (except those executed in favor of Lender) has or will be executed with respect to any personal property, chattel or fixture used in connection with the construction, operation or maintenance of the Property, without the prior written consent of Lender.

     3.20 Conflicting Transactions of Borrower. That the consummation of the transactions hereby contemplated and the performance of the obligations of Borrower under and by virtue of the Loan Documents will not result in any breach of, or constitute any default under, any mortgage, security deed, deed of trust, lease, bank loan or credit agreement, corporate charter or by-laws or other instrument to which Borrower is a party or by which it is bound or affected.

     3.21 Pending Litigation. That there are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened, against or affecting it or the Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at law or in equity, or before or by any Governmental Authority, except actions, suits and proceedings which are fully covered by insurance and which, if adversely determined, would not substantially impair the ability of Borrower, financial or otherwise, to perform each and every one of its obligations under and by virtue of the Loan Documents.

     3.22 Violations of Requirements. That Borrower has no knowledge of any violations or notices of violations of any Requirement relating in any way to the Property.

     3.23 Compliance with Requirements. That the Plans and Specifications and construction pursuant thereto and the use of the Property contemplated thereby comply with all Requirements.

     3.24 Status and Authority. That Borrower (i) is a limited liability company duly organized, existing and in good standing in the State of Georgia, (ii) has the power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents and (iii) the execution and delivery of the Loan Documents and the performance and observance of the provisions thereof have been duly authorized by any and all necessary partnership actions of Borrower, or affiliates of Borrower.

     3.25 Availability of Utilities. That all utility services necessary for the construction of the Improvements and the operation thereof for their intended purposes are available at the boundaries of the Land, including, but not limited to, water supply, storm and sanitary sewer, gas, electric and telephone facilities.

     3.26 Condition of Property. That the Property is not now damaged or injured as result of any fire, explosion, accident, flood or other casualty.

     3.27 Brokerage Commissions. That any brokerage commissions due in connection with the transactions contemplated hereby have been paid in full and that any such commissions coming due in the future will be promptly paid by Borrower. Borrower agrees to and shall indemnity Lender from any liability, claims or losses arising by reason of any such brokerage commissions. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

     3.28 Non-Commencement of Construction. That Borrower has not caused or permitted any labor (including demolition work) to be furnished in connection with construction of the Improvements or caused or permitted any materials to be delivered to the Land; that site preparation of the Land has not begun; and that neither Contractor nor any supplier or subcontractor will be permitted to deliver any materials to the Land, or to demolish any existing structures, or to clear, grade, excavate for footings or otherwise perform any work on the Land until the Security Deed is filed for record in the appropriate public records of the county in which the Land is situated, except for such labor, work or site preparation for which lien waivers have been obtained or for which title insurance over any inchoate or actual lien rights arising therefrom has been obtained.

     3.29 Financial Statements. That the financial statements of Borrower and Guarantor heretofore delivered to Lender are materially true and correct in all respects, have been prepared in accordance with generally accepted accounting practices, and fairly present the respective financial conditions of the subject thereof as of the respective dates thereof, that no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof; and that no additional borrowings have been made by Borrower or Guarantor since the date thereof other than the borrowing contemplated hereby or otherwise expressly approved by Lender.

     3.30 Construction. That (i) both Borrower and Contractor are in full compliance with their respective obligations under the Construction Contract,
(ii) the work to be performed by Contractor under the Construction Contract is the work called for by the Plans and Specifications and (iii) all work on the Improvements shall substantially conform to the Plans and Specifications and shall be free of structural defects.

     3.31 Access. That the rights-of-way of all roads necessary for the full utilization of the Improvements for their intended purposes have either been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by such governmental authority, and all such roads shall have been completed, or all necessary steps shall have been taken by Borrower and such governmental authority to assure the complete construction and installation thereof prior to the date upon which access to the Property via such roads will be necessary.

     3.32 No Event of Default under Loan Documents. That no Event of Default by Borrower exists under this Agreement, or under any of the other Loan Documents, and no event has occurred and is continuing which with notice or the passage of time or both would constitute an Event of Default under any of the Loan Documents.

     3.33 Architect's Agreement. That both Borrower and Architect are in full compliance with their respective obligations under the Architectural Contract. Borrower shall from time to time upon request by Lender cause Architect to provide Lender with reports relative to the status of construction of the Improvements.

     3.34 Effect of Draw Request. That each Draw Request shall constitute an affirmation that the representations and warranties of this Article 3 remain true and correct as of the date hereof, and, unless Lender is notified to the contrary prior to the disbursement of the requested advance or any portion thereof, shall constitute an affirmation that the same remain true and correct on the date of such disbursement.

                                    ARTICLE 4
                              Covenants of Borrower
                              ---------------------

     Borrower hereby covenants and agrees with Lender as follows.

     4.1 Loan Documents. To permit no default under the terms of the Loan Documents.

     4.19 Construction Contract. (i) To permit no default under the terms of the Construction Contract; (ii) to waive none of the obligations of Contractor thereunder; (iii) to do no act which would relieve Contractor from its obligations to construct the Improvements according to the Plans and Specifications; and (iv) to make no amendments to or charge orders under the Construction Contract without the prior written consent of Lender.

     4.20 Architectural Contract. (i) To create no default under the terms of the Architectural Contract; (ii) to waive none of the obligations of Architect thereunder; (iii) to do no act which would relieve Architect from its obligations under the Architectural Contract; and (iv) to make no amendments to the Architectural Contract, without the prior written consent of Lender.

     4.21 Insurance. To obtain such insurance or evidence of insurance as Lender may reasonably require, including, but not limited to, the following.

          (c) Title Insurance. A mortgagee title insurance policy in an amount, form and substance and written by a title insurance company and through a title agent satisfactory to Lender and insuring a valid first lien upon and security title in and to the Property by virtue of the Security Deed, the original of which policy shall be promptly delivered to Lender. The policy shall contain no exceptions other than those specifically waived in writing by Lender.

          (d) Builder's Risk Insurance. Builder's risk insurance with standard non-contributing mortgagee clauses and standard subrogation clauses, such insurance to be in such amounts and form and by such companies as shall be approved by Lender, the originals of which policies [together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days prior written notice of intention to cancel] shall be promptly delivered to Lender; said insurance coverage to be kept in full force and effect at all times until the completion of construction of the Improvements.

          (c) Hazard Insurance. Fire and extended coverage insurance, and such other hazard insurance as Lender may require with standard non-contributing mortgagee clauses and standard subrogation clauses, such insurance to be in such amounts and form and by such companies as shall be approved by Lender, the originals of which policies together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days prior written notice of intention to cancel shall be promptly delivered upon completion of construction of the Improvements and before any portion of the Property is occupied by Borrower or any tenant of Borrower, with such insurance to be kept in full force and effect at all times thereafter until the payment in full of the loan evidenced by the Note.

          (d) Public Liability and Workmen's Compensation Insurance. A certificate from an insurance company indicating that Borrower and Contractor are covered by public liability and workmen's compensation insurance to the satisfaction of Lender.

     4.22 Collection of Insurance Proceeds. To cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to Lender in connection with the transactions contemplated hereby and to reimburse Lender for any expenses incurred in connection therewith (including the payment by Borrower of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Property).

     4.23 Application of Loan Proceeds. To use the proceeds of the Loan solely for the purpose of paying for the cost of construction of the Improvements and such incidental costs relative to such construction as may be approved from time to time in writing by Lender, and in no event to use any of the Loan proceeds for personal, family, or household purposes.

     4.24 Expenses. To pay all costs of closing the loan contemplated hereunder and all expenses of Lender with respect thereto, including but not limited to, legal fees (including legal fees incurred by Lender subsequent to the closing of the loan in connection with the disbursement, administration, collection or transfer of the loan), advances, recording expenses, surveys, intangible taxes, expenses of foreclosure (including trustee's and attorney's fees) and similar items.

     4.25 Commencement and Completion of Construction. To diligently pursue construction to completion; and to supply such monies and to perform such duties as may be necessary to complete the construction of the Improvements substantially in accordance with the Plans and Specifications and in full compliance with all terms and conditions of the Commitment and the Loan Documents, all of which shall be accomplished on or before the Completion Date, and without liens, claims or assessments (actual or contingent) asserted against the Property for any material, labor or other items furnished in connection therewith, and all in full compliance with all Requirements; evidence of satisfactory compliance with all of which Borrower will provide to Lender upon request therefore by Lender.

     4.26 Right of Lender to Inspect Property. To permit Lender and its representatives and agents to enter upon the Property and to inspect the Improvements and all materials to be used in the construction thereof and to cooperate and cause Contractor to cooperate with Lender and its representatives and agents during such inspections (including making available to Lender working copies of the Plans and Specifications together with all related supplementary materials); provided, however, that this provision shall not be deemed to impose upon Lender any obligation to undertake such inspections.

     4.27 Correction of Defects. To correct promptly any structural defect in the Improvements or any departure from the Plans and Specifications not previously approved by Lender, Borrower hereby agreeing that the advance of any loan proceeds, with or without knowledge of such defect, shall not constitute a waiver of Lender's right to require compliance with this covenant.

     4.28 Approval of Change Orders. To permit no deviations from the Plans and Specifications during construction without the prior written approval of Lender.

     4.29 Notice of Occupancy. To notify immediately Lender upon the acceptance by the initial tenant of occupancy of any portion of the Property, such notice to include the name of the tenant and the date of occupancy.

     4.30 Books and Records. To keep and maintain proper and accurate books, records and accounts reflecting all items of income and expense of Borrower in connection with the Property and the construction thereon; and, upon the request of Lender, to make such books, records and accounts immediately available to Lender for inspection or independent audit.

     4.31 Notification of Claims by Subcontractors and Materialmen. To advise Lender immediately, and in writing, if Borrower receives any notice, written or oral, from any laborer, subcontractor or materialman to the effect that said laborer, subcontractor or materialman has not been paid when due for any labor or materials furnished in connection with the construction of the Improvements.

     4.32 Soil Tests. To provide promptly to Lender at Borrower's expense such soil tests of the Land as Lender may request.

     4.33 Bonds. To furnish to Lender and maintain such dual-obligee payment and performance bonds relating to the Contractor and major subcontractor as Lender may require from time to time.

     4.34 Insufficiency of Loan Proceeds. To deposit funds with Lender as hereinafter provided. If at any time during the term of this Agreement, in Lender's judgment and opinion the remaining undisbursed portion of the Loan is insufficient to fully complete the Improvements substantially in accordance with the Plans and Specifications, and to pay all interest accrued or to accrue on the Loan, and to pay all other sums due or to become due under the Loan Documents, Borrower shall, within seven (7) days after written notice thereof from Lender, deposit with Lender such sums of money in cash as Lender may require, and in an amount or amounts sufficient to remedy such condition, and sufficient to pay any liens for services and materials alleged to be due and payable at that time in connection with the Improvements, and, at Lender's option, no further disbursements of the Loan shall be made by Lender until this Paragraph has been fully complied with. All such deposited sums shall stand as additional security for Borrower's obligations under this Agreement and shall be disbursed by Lender before any further advances of the Loan are made, or paid over to Borrower upon termination of Borrower's obligations under this Agreement.

     4.35 Additional Documents. To perform hereunder as follows.

          (d) Regarding Construction. To furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance, reports and agreements and each and every other document and instrument required to be furnished by the terms of the Commitment, all at Borrower's expense.

          (e) Regarding Preservation of Security. To execute and deliver to Lender such documents, instruments, assignments and other writings, and to do such other acts necessary or desirable, to preserve and protect the collateral at any time securing or intended to secure the Note, as Lender may require.

          (c) Regarding This Agreement. To do and execute all and such further lawful and reasonable acts, conveyances and assurances in the law for the better and more effective carrying out of the intents and purposes of this Agreement as Lender shall require from time to time.


                                    ARTICLE 5
             Methods and Conditions of Disbursement of Loan Proceeds
             -------------------------------------------------------

     Lender agrees to make disbursements to Borrower against the Note for Construction and Development Costs up to the full Loan Amount in accordance with and subject to the following conditions and procedures:

     5.12 Draw Request. At such time as Borrower shall desire to obtain, subject to the other requirements hereof, a disbursement of any portion of the proceeds of the Loan, Borrower, by its authorized signatory, who is hereby designated to be Don B. Moody, as President of Borrower, shall complete, execute and deliver to Lender a request for an advance on the Lender's standard form draw request (hereinafter referred to as a "Draw Request"), as said standard form may be changed by Lender from time to time, together with the inspection fee charged to Lender by Lender's Inspector.

     5.13 Evidence of Progress of Construction. Each Draw Request shall be accompanied by evidence in form and content satisfactory to Lender (including, but not limited to, certificates and affidavits of Borrower, Architect, Lender's Inspector and Contractor or such other persons as Lender may require) showing:

          (a) the percentage of the Improvements completed at that time; the total funds expended to date by Borrower in connection with the construction of the Improvements (including the portions thereof for which Loan proceeds have been previously disbursed); and the funds required to complete the construction of the Improvements;

          (b) that all outstanding claims for labor, materials and fixtures have been paid;

          (c) that there are no liens outstanding against the Property except for Lender's security title, other than inchoate liens for property taxes not yet due;

          (d) that Borrower has complied with all of Borrower's obligations, as of the date thereof, under the Loan Documents;

          (e) that all construction prior to the date of the Draw Request has been done substantially in accordance with the Plans and Specifications;

          (f) that any payment and performance bonds required by Lender are in full force and effect;

          (g) that all funds previously disbursed by Lender have been applied directly to the Construction and Development Costs;

          (h) that copies of all bills or statements for expenses for which the advance is requested are attached to such Draw Request;

          (i) that all change orders shall have been approved by any surety;

          (j) that the loan proceeds then remaining to be disbursed are sufficient to cover the remaining unpaid Construction and Development Costs.

     5.14 Continuation of Title Insurance Coverage. Each Draw Request shall, at the request of Lender, be accompanied by a satisfactory endorsement to the previously delivered mortgagee title insurance policy, which endorsement shall
(i) indicate that since the effective date of said policy (or the effective date of the last such endorsement, if any) there has been no change in the status of title to the Property as set out in said policy and (ii) have the effect of increasing the coverage of the policy by an amount equal to the advance then being made.

     5.15 Conditions Precedent to Each Disbursement. At no time and in no event shall Lender be obligated to disburse funds:

          (a) in excess of the amount recommended by Lender's Inspector; or

          (b) if any Event of Default shall have occurred and shall not have been cured; or

          (c) if in the sole opinion of Lender the estimated remaining costs (both direct and indirect) of construction of the Improvements in accordance with the Plans and Specifications exceed the remaining undisbursed portion of the Loan; or

          (d) if the Property shall have been damaged by fire or other casualty and Lender shall not have received insurance proceeds sufficient in the sole judgment of Lender to effect the restoration of the Improvements in accordance with the Plans and Specifications so as to permit the completion of the Improvements on or before the Completion Date; or

          (e) for personal property or construction materials unless stored on the Land and reasonably secured from damage and theft in a manner wholly satisfactory to Lender; or

          (f) against any construction contract, subcontract or order for supply of materials not previously furnished to and approved by (and, if requested by Lender, assigned to Lender) Lender and Lender's Inspector in all respects including reasonableness of costs and identity of the contractor, subcontractor, materialmen or supplier; or

          (g) if Borrower shall fail to furnish to Lender an updated schedule of estimated monthly disbursements in form satisfactory to Lender; or

          (i) in excess of the Loan Amount.

     5.16 Retainage. Each construction disbursement shall not exceed ninety (90%) percent of the cost of work in place and materials properly stored on-site under the Construction Contract through the date of such disbursement until the Improvements have been completed in accordance with the Plans and Specifications. This ten (10%) percent retainage shall be disbursed only upon compliance with the following requirements (in addition to the requirements for all other disbursements):

          (c) receipt by Lender of satisfactory evidence of the completion of the Improvements (in their entirety) substantially in accordance with the Plans and Specifications and approval of such completion by all Governmental Authorities having jurisdiction thereover; and

          (d) receipt by Lender of a satisfactory "as-built" blueprint of survey reflecting the location of the Improvements on the Land in accordance with the Plans and Specifications; and

          (f) receipt by Lender of a final Contractor's affidavit and such other information as is sufficient in the opinion of Lender's counsel and any materialmen's and mechanics' liens (inchoate or otherwise) which could affect title to the Property.

     5.17 Notice, Frequency and Place of Disbursements. At the option of Lender:
(i) each Draw Request shall be submitted to Lender at least ten (10) business days prior to the date of the requested advance; (ii) disbursements shall be made no more frequently than monthly; and (iii) all disbursements shall be made at the principal office of Lender or at such other place as Lender may designate. If all of the terms and conditions of this Agreement have been materially complied with to Lender's sole satisfaction and provided that there exists no Event of Default, Lender shall disburse the proceeds of the Loan in accordance with such Draw Requests.

     5.18 Deposit of Funds Advanced. Borrower will immediately deposit all loan proceeds advanced by Lender in a separate and exclusive account maintained with Wachovia Bank, Account No. 2000017154222, to be withdrawn and used solely for the purposes specified in the Draw Request, and will promptly furnish Lender with evidence thereof.

     5.19 Advances to Contractors. At its option Lender may make any or all advances for construction expenses directly to Contractor for deposit in an appropriately designated special bank account and the execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to so advance the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct advances to Contractor and all such advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the Security Deed as fully as if made to Borrower.

     5.20 Advances to Title Insurance Company. At its option, Lender may make any or all advances through the title insurance company insuring the lien of the Security Deed and any portion of the loan so disbursed by Lender shall be deemed disbursed as of the date on which the title insurance company receives such disbursement. The execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to so advance the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct advances to the title insurance company and all such advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the Security Deed as fully as if made to Borrower.

     5.21 Advances Do Not Constitute a Waiver. No advance of loan proceeds hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an event of default under
Article 6 hereof.

     5.22 Construction Interest Payable with Each Draw Request. So long as there shall be an interest reserve under the Loan (and Borrower hereby agrees that Lender shall have the right to establish and maintain said reserve), interest shall be funded by Lender, either by funding same to Borrower with immediate payment by Borrower to Lender or directly by Lender to itself, as Lender shall determine in its sole discretion, provided, however, that nothing contained herein shall be deemed to release or in any way relieve Borrower of its obligation under the Note to pay interest as therein provided. Interest shall be funded monthly with any Draw Request then funded, but may also be funded whether or not any Draw Request for that month has been submitted, approved or funded.

                                    Article 6
                                    Defaults
                                    --------

     An Event of Default shall be deemed to have occurred under this Agreement if:

     6.10 Default under Loan Documents. Any default or event of default occurs under any of the other Loan Documents, which is not cured within any notice and cure period therein; or

     6.11 Breach of Covenant. Borrower breaches or fails to perform, observe or meet any covenant or condition made herein and does not cure same within five
(5) days after written notice thereof, with respect to such breaches or failures curable solely by the payment of money, or within fifteen (15) days after written notice thereof, with respect to all other such breaches and failures, provided, however, that with respect to breaches or failures which cannot be cured by the payment of money, and cannot be reasonably cured within such period (but can be cured), no Event of Default shall exist hereunder so long as Borrower promptly commences and thereafter diligently pursues the cure thereof and continues to satisfy all of Borrower's monetary obligations under the Loan Documents and so long as, in Lender's reasonable judgment, the Improvements can be completed by the Completion Date within budget, but in any event such period shall not exceed thirty (30) days from the date of written notice of default or extend the maturity date of the Note; or

     6.12 Breach of Warranty. Any warranties made or agreed to be made herein shall be breached by Borrower or shall prove to be false or misleading in any material respect unless same are cured within the periods allowed by the preceding Section 6.2; or

     6.13 Filing of Liens Against the Property. Any lien for labor, materials, taxes (except for ad valorem taxes not yet due and payable) or otherwise shall be filed against the Property and not be removed within fifteen (15) days thereafter; or

     6.14 Litigation Against Borrower. Any suit shall be filed against Borrower, which if adversely determined could reasonably be expected to substantially impair the ability of Borrower to perform each and every one of their respective obligations under and by virtue of the Loan Documents; or

     6.15 Levy upon the Property. A levy be made under any process on, or a receiver be appointed for, the Property or any other property of Borrower; or

     6.16 Bankruptcy of Borrower. The filing by Borrower or Guarantor of a voluntary petition in bankruptcy under Title 11 of the United States Code, or the issuing of an order for relief against Borrower or Guarantor under Title 11 of the United States Code, or the filing by Borrower or Guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or Borrower's or Guarantor's seeking or consenting to or acquiescing in the appointment of any custodian, trustee, receiver, conservator or liquidator of Borrower or Guarantor or of all or any substantial part of the Property or of any or all of the rents, issues, profits, revenues or royalties thereof, or the making by Borrower or Guarantor of any general assignment for the benefit of creditors, or Borrower's or Guarantor's failure generally to pay its debts as such debts become due, or Borrower's or Guarantor's giving of notice to any governmental body of insolvency or pending insolvency or suspension of operations; or the entry by a court of competent jurisdiction of an order, judgment or decree approving a petition filed against Borrower or Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or the appointment of any custodian, trustee, receiver, conservator or liquidator of Borrower or Guarantor or of all or any substantial part of the Property or of any or all of the rents, issues, profits, revenues or royalties thereof without the consent or acquiescence of Borrower or Guarantor which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

     6.17 Abandonment or Cessation of Construction. Construction of the Improvements shall be abandoned or shall cease (except due to events of force majeure which are hereby defined to mean acts of God, enemy action or civil commotion) and not be resumed within fifteen (15) days thereafter; or

     6.18 Failure to Disprove Default. Lender shall reasonably suspect the occurrence of one or more of the aforesaid Events of Default and Borrower, upon the request of Lender, shall fail to provide evidence reasonably satisfactory to Lender that such Event or Events of Default have not in fact occurred.

                                    Article 7
                               Remedies of Lender
                               ------------------

     Upon the occurrence of any one or more of the Events of Default set out in
Article 6 hereof, Lender, at its option and in addition to and not in lieu of the remedies provided for in the other Loan Documents, shall be entitled to proceed to exercise any of the following remedies:

     7.3 Default Constitutes Default under Other Loan Documents. Borrower agrees that the occurrence of such Event of Default shall constitute a default under each of the other Loan Documents, thereby entitling Lender (i) to exercise any of the various remedies therein provided, including the acceleration of the indebtedness evidenced by the Note and the foreclosure of the Security Deed, and
(ii) cumulatively to exercise all other rights, options and privileges provided by law or in equity.

     7.4 Right of Lender to Assume Possession and Complete Construction. Borrower agrees, upon the request of Lender, to vacate the Property and to permit Lender:

          (a) to enter into possession;

          (b) to perform or cause to be performed any and all work and labor necessary to complete the Improvements in accordance with the Plans and Specifications;

          (c) to employ security watchmen to protect the Property; and

          (d) to disburse that portion of the proceeds of the Loan not previously disbursed (including any retainage) to the extent necessary to complete construction of the Improvements in accordance with the Plans and Specifications, and if the completion requires a larger sum than the remaining undisbursed portion of the Loan, to disburse such additional funds, all of which funds so disbursed by Lender shall be deemed to have been disbursed to Borrower and shall be secured by the Security Deed. For this purpose, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete the construction of the Improvements in the name of Borrower, and hereby empowers Lender as said attorney to take all actions necessary in connection therewith including, but not limited to, the following: to use any funds of Borrower including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the Improvements in the manner called for by the Plans and Specifications; to make such additions, changes and corrections in the Plans and Specifications which shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans and Specifications; to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing or future bills and claims which are or may be liens against the Property, or may be necessary or desirable for the completion of the Improvements or the clearance of title to the Property; to execute all applications and certificates in the name of Borrower which may be required by any construction contract; and to do any and every other act with respect to the construction of the Improvements which Borrower may do in its own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked by death or otherwise. Said attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Improvements and to take such action and require such performance as it deems necessary. In accordance therewith Borrower hereby assigns and quitclaims to Lender all sums to be advanced hereunder including retainage and any sums in escrow conditioned upon the use of said sums, if any, for the completion of the Improvements.

                                    ARTICLE 8
                               General Conditions
                               ------------------

     The following conditions shall be applicable throughout the term of this
Agreement:

     8.12 Rights of Third Parties. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender and its successors and assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it desirable to do so. In particular, Lender makes no representations and assumes no obligations as to third parties concerning the quality of the construction by Borrower of the Improvements or the absence therefrom of defects. In this connection Borrower agrees to and shall indemnify Lender from any liability, claims or losses resulting from the disbursement of the loan proceeds or from the condition of the Property whether related to the quality of construction or otherwise and whether arising during or after the term of the loan made by Lender to Borrower in connection herewith. This provision shall survive the repayment of said loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

     8.13 Evidence of Satisfaction of Conditions. Any condition of this Agreement which requires the submission of evidence of the existence or nonexistence of a specified fact or facts implies as a condition the existence or nonexistence, as the case may be, of such fact or facts and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or nonexistence.

     8.14 Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this paragraph referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by depositing in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed to the addresses set forth in Article I hereof. Each notice shall be effective upon being personally delivered or upon being deposited in the United States Mail. The time period in which a response to any notice, demand or request must be given, if any, however shall commence to run from the date of personal delivery or receipt on the return receipt by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least thirty (30) days written notice thereof, Borrower or Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     8.15 Assignment. Borrower may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Lender.

     8.16 Successors and Assigns Included in Parties. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not.

     8.17 Headings. The headings of the Articles, Paragraphs and subparagraphs of this Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     8.18 Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto at the time performance of such provisions shall be due, shall involve transcending the limit of validity presently prescribed by law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     8.19 Number and Gender. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used herein, it shall equally include the other.

     8.20 Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     8.21 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     8.22 Counterparts. This Agreement may be executed in multiple counterparts, which taken together shall be deemed one original.

                                    ARTICLE 9
                               Special Conditions
                               ------------------

     9.3 Conditions to Disbursements in Excess of Two Hundred Thousand and No/100 ($200,000) Dollars. In addition to all other conditions to Lender's obligation to make disbursements of Loan proceeds hereunder, including, without limitation, those set forth in Article 5 hereof, Lender shall have no obligation to disburse proceeds of the Loan in excess of the cumulative amount of Two Hundred Thousand Dollars and No/100 ($200,000 ) Dollars, unless and until Borrower shall have satisfied the following conditions to Lender's satisfaction:

          (a) Lease. Borrower shall have entered into a lease agreement with a tenant reasonably acceptable to Lender covering not less than 7,000 square feet of leasable space within the Improvements on such terms as shall be satisfactory to Lender in Lender's reasonable judgment and shall have delivered Lender satisfactory evidence of same.

          (b) Permits. Borrower shall have provided Lender with a photocopy of a Building Permit issued by Fulton County, Georgia or the City of Palmetto, Georgia, whichever is applicable, together with any and all curb cut, sewer, water tap and other permits required for development of the Property.

     9.4 Failure to Satisfy Paragraph 9.1 Requirements. The inability of Borrower to satisfy the requirements of Paragraph 9.1 on or prior to March 30, 2004 shall constitute an Event of Default hereunder and under the other Loan Documents and shall entitle Lender to exercise any and all of the remedies set forth herein and under the other Loan Documents.

     9.3 Loan Terms. The Loan shall be evidenced by the Note, and shall bear interest at a rate of the prime rate, as published by the Wall Street Journal on the date the interest is paid, plus one-half of one percent (.5%) per annum. Borrower shall pay to Lender a loan origination fee in the amount of 1.25 % of the Loan Amount, which shall be due and payable upon the earlier of (i) nine (9) months after the execution of this Agreement (provided, however, that if Borrower has not sold Tract 2 of the Land within said 9-month period, then said date shall be twelve (12) months from the date of execution hereof), or (ii) six months after Advance Auto Parts ("Advance") takes occupancy of the premises described in the Deed to Secure Debt and Security Agreement, pursuant to that certain lease agreement between Advance and the Borrower dated March 30, 2004. Notwithstanding the foregoing to the contrary, the indebtedness secured hereby shall be paid on or before February 28, 2007.





            [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal on the date first above written.


                                         BORROWER:

                                         CROSS COUNTRY PROPERTIES III, LLC


                                         By: /s/ Don B. Moody         (SEAL)
                                             -------------------------
                                             Don B. Moody, President


                                         LENDER:

                                         CCI SOUTHEAST, LLC




                                         By: /s/ Alexander V. Lagerborg
                                             ---------------------------------
                                             Alexander V. Lagerborg, President